UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                 Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EXCELERATE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
EXCELERATE ENERGY, INC.
2023 Annual Meeting
To be Held on June 1, 2023
Vote by May 31, 2023
11:59 PM ET
EXCELERATE ENERGY, INC.
2445 TECHNOLOGY FOREST BLVD.
LEVEL 6
THE WOODLANDS, TX 77381
V09457-P89569
You invested in EXCELERATE ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023.
Get informed before you vote View the Notice of 2023 Annual Meeting and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users Point your camera here and vote without entering a control number
Vote Virtually at the Meeting* June 1, 2023
9:00 a.m., Central Time The company will be hosting the meeting live via the Internet this year. To attend the meeting go to
www.virtualshareholdermeeting.com/EE2023. Have the control
number that is printed above available and follow the instructions.
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to vote these important matters. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Voting Items
Board Recommends
1. Election of Directors
Nominees:
For All
01) Carolyn J. Burke
02) Deborah L. Byers
03) Paul T. Hanrahan
04) Henry G. Kleemeier
05) Steven M. Kobos
06) Don P. Millican
07) Robert A. Waldo
Board Recommends
For All
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
For
3. Vote, on a non-binding and advisory basis, on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers.
Year
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V09458-P89569